UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2006

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-21696                   22-3106987
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts   02139
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement.

ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan

On June 14, 2006, at the annual meeting of the registrant's stockholders, the stockholders approved the ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan (the "2006 Plan"). A description of the material terms and conditions of the 2006 Plan is included in the registrant's definitive proxy statement on
Schedule 14A as filed with the Commission on April 28, 2006, and is incorporated herein by reference.


ITEM 9.01   Financial Statement135587s and Exhibits.

       (d) The following exhibit is filed with this report:

         Exhibit
         Number     Description
         -------    -----------
          10.1      ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan
                    (filed as Appendix A to the registrant's definitive proxy statement on Schedule 14A (File No. 000-21696) as filed with the Commission on April 28, 2006 and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ARIAD Pharmaceuticals, Inc.



                          By:      /s/ Edward M. Fitzgerald
                             --------------------------------------------------
                                   Edward M. Fitzgerald
                                   Senior Vice President, Finance and Corporate
                                   Operations, Chief Financial Officer


Date:    July 31, 2006